UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Capital Southwest Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CAPITAL SOUTHWEST CORPORATION
12900 Preston Road, Suite 700
Dallas, TX 75230

AMENDMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD on July 18, 2012

EXPLANATORY NOTE

The sole purpose of this amendment to the original definitive proxy statement (the “Proxy Statement”) of Capital Southwest Corporation (the “Company”), filed with the Securities and Exchange Commission on June 15, 2012, is to restate in its entirety the Summary Compensation Table for the three-year period ended March 31, 2012 set forth at the top of page 20 of the Proxy Statement by substituting the table below, which has only been revised to reflect compensation paid to Tracy L. Morris, William M. Ashbaugh, Ray D. Schwertner, and William R. Thomas, III for fiscal year 2012.

SUMMARY COMPENSATION TABLE

The following table includes information concerning compensation for the three-year period ended March 31, 2012.

Name	Fiscal Year	Salary	Bonus	Option Awards (1)	Restricted Stock Awards (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2)	All Other Compensation (3)	Total
Gary L. Martin President and Chief Executive Officer	2012 2011 2010	$441,250 405,000 362,500	$568,750 567,291 390,625	$473,852 473,852 366,609	$8,360 − −	$759,788 483,507 462,576	$24,500 24,500 24,500	$2,276,500 1,954,150 1,606,810
Tracy L. Morris Chief Financial Officer, Secretary, Treasurer, and Chief Compliance Officer	2012 2011 2010	$176,250 161,250 146,250	$137,500 106,875 76,250	$77,505 52,704 40,026	$4,180 − −	$14,240 12,053 11,042	$24,500 24,500 22,250	$434,175 357,382 295,818
William M. Ashbaugh Senior Vice President	2012 2011 2010	$284,375 271,250 256,250	$86,979 151,458 150,833	$145,240 163,522 120,995	$5,225 − −	$130,597 59,108 64,838	$24,500 24,500 24,500	$676,916 669,838 617,416
Ray D. Schwertner Vice President	2012 2011 2010	$187,500 176,250 55,000	$137,917 107,500 40,000	$32,564 32,564 2,714	$4,180 − −	$216,149 108,333 114,360	$24,500 24,500 9,500	$602,810 449,147 221,574
William R. Thomas, III Vice President	2012 2011 2010	$195,000 143,750 140,781	$148,333 130,625 81,667	$111,045 86,244 73,566	$4,180 − −	$24,291 7,287 7,401	$24,500 24,500 22,245	$507,349 392,406 325,660

(1)
The amounts represent the portion of the grant which was expensed in that year pursuant to ASC 718 – "Compensation-Stock Compensation" ("ASC 718"). The grant date value, determined in accordance with ASC 718, for the fiscal 2012 and 2011 grants are reflected in the Grants of Plan-Based Awards table below. See Note 6 of the consolidated financial statements in the Company’s Annual Report for the year ended March 31, 2012 regarding assumptions underlying valuation of equity awards.

(2)
Amounts shown reflect the aggregate change during the year in actuarial present value of accumulated benefit under all pension plans (including restoration plan). See Note 8 of the consolidated financial statements in the Company’s Annual Report for the year ended March 31, 2012 regarding assumptions used in determining the amounts.

(3)	Includes amounts contributed to the ESOP accounts of each executive officer.

CAPITAL SOUTHWEST CORPORATION

By: /s/ Tracy L. Morris
Tracy L. Morris
Chief Financial Officer

June 25, 2012

ANNUAL MEETING OF SHAREHOLDERS OF

CAPITAL SOUTHWEST CORPORATION

July 18, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.capitalsouthwest.com/investors/financial-reports/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000000000 1 071812

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Samuel B. Ligon
- ○ Gary L. Martin
- ○ T. Duane Morgan
- ○ Richard F. Strup
- ○ John H. Wilson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013.	☐	☐	☐
3. Proposal to approve, by non-binding vote, executive compensation.	☐	☐	☐

4. Transact such other business that may properly come before the meeting and any adjournment thereof.

If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment.

This proxy when properly executed will be voted in the manner directed. Unless otherwise marked, this proxy will be voted for the election of the persons named at the left hereof and for the proposal described in Proposals 2 and 3.

If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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CAPITAL SOUTHWEST CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS – JULY 18, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

The undersigned shareholder of Capital Southwest Corporation, does hereby nominate, constitute and appoint Samuel B. Ligon and John H. Wilson, or either one of them, as Proxies, each with full power to appoint his substitute, to represent and vote all shares of Common Stock of Capital Southwest Corporation held of record by the undersigned at the Annual Meeting of shareholders to be held at 10:00 a.m. Dallas time on Wednesday, July 18, 2012, in meeting room #200 of the North Dallas Bank Tower, 12900 Preston Road, Dallas, Texas, 75230, and at any adjournments thereof, as follows:

(Continued and to be signed on the reverse side.)

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